UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2018

Rennova Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-35141	68-0370244
(Commission File Number)	(I.R.S. Employer Identification No.)

400 S. Australian Avenue, Suite 800, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 855-1626
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 5, 2018, Rennova Health, Inc. (the “Company”) closed an offering of $2,480,000 aggregate principal amount of Senior Secured Original Issue Discount Convertible Debentures due September 19, 2019 (the “Debentures”). The offering was pursuant to the terms of an Additional Issuance Agreement, dated as of March 5, 2018 (the “Issuance Agreement”), between the Company and certain existing institutional investors of the Company. The Company received proceeds of $2,000,000 in the offering.

The terms of the Debentures are the same as those issued by the Company under the previously-announced Securities Purchase Agreement, dated as of August 31, 2017, pursuant to which the Company issued $2,604,000 aggregate principal amount of Senior Secured Original Issue Discount Convertible Debentures due September 19, 2019. The Debentures may also be exchanged for shares of the Company’s Series I-2 Convertible Preferred Stock under the terms of the previously-announced Exchange Agreements, dated as of October 30, 2017.

The Debentures were issued in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and by Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

The foregoing description of the Issuance Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Issuance Agreement, which is attached hereto as Exhibit 10.164 and is incorporated by reference herein.

On March 5, 2018, the Company issued a press release announcing the signing of the Issuance Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

As a result of conversions of certain of the Company’s convertible securities, as of March 5, 2018 the Company had 290,456,323 shares of common stock issued and outstanding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.164	Form of Additional Issuance Agreement, dated as of March 5, 2018

99.1	Press Release dated March 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2018	RENNOVA HEALTH, INC.

	By:	/s/ Seamus Lagan
Seamus Lagan
Chief Executive Officer
(principal executive officer)

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